AGREEMENT

     Made as of this 10th day of August, 2016, by and among VANGUARD ADMIRAL FUNDS, VANGUARD BOND INDEX FUNDS, VANGUARD CALIFORNIA TAX-FREE FUNDS, VANGUARD CHARLOTTE FUNDS, VANGUARD CHESTER FUNDS, VANGUARD CMT FUNDS, VANGUARD CONVERTIBLE SECURITIES FUND, VANGUARD EXPLORER FUND, VANGUARD FENWAY FUNDS, VANGUARD FIXED INCOME SECURITIES FUNDS, VANGUARD HORIZON FUNDS, VANGUARD INDEX FUNDS, VANGUARD INSTITUTIONAL INDEX FUNDS, VANGUARD INTERNATIONAL EQUITY INDEX FUNDS, VANGUARD MALVERN FUNDS, VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS, VANGUARD MONEY MARKET RESERVES, VANGUARD MONTGOMERY FUNDS, VANGUARD MORGAN GROWTH FUND, VANGUARD MUNICIPAL BOND FUNDS, VANGUARD NEW JERSEY TAX-FREE FUNDS, VANGUARD NEW YORK TAX-FREE FUNDS, VANGUARD OHIO TAX-FREE FUNDS, VANGUARD PENNSYLVANIA TAX-FREE FUNDS, VANGUARD QUANTITATIVE FUNDS, VANGUARD SCOTTSDALE FUNDS, VANGUARD SPECIALIZED FUNDS, VANGUARD STAR FUNDS, VANGUARD TAX-MANAGED FUNDS, VANGUARD TRUSTEES’ EQUITY FUND, VANGUARD VALLEY FORGE FUNDS, VANGUARD VARIABLE INSURANCE FUNDS, VANGUARD WELLESLEY INCOME FUND, VANGUARD WELLINGTON FUND, VANGUARD WHITEHALL FUNDS, VANGUARD WINDSOR FUNDS, AND VANGUARD WORLD FUND (hereinafter collectively referred to as the “Funds”) and THE VANGUARD GROUP, INC. (“Vanguard”), AND VANGUARD MARKETING CORPORATION (“VMC”).

THIS AGREEMENT is entered into under the following circumstances:

WHEREAS, Section 17(g) of the Investment Company Act of 1940 (“the Act”) provides that the Securities and Exchange Commission (“SEC”) is authorized to require that the officers and employees of registered management investment companies who, either singly or jointly with others,

may have access to the Funds’ assets, be bonded against larceny and embezzlement, and the SEC has promulgated such rules and regulations (“Rule 17g-1”); and

WHEREAS, the Funds, Vanguard and WMC are named as joint insureds under the terms of a bond or policy of insurance with total coverage of $400,000,000 which insures against larceny and embezzlement by officers and employees (the “Joint Insured Bond”); and

WHEREAS, a majority of the members of the Boards of Trustees of the Funds (the

“Board”), who are not “interested persons” as defined by Section 2(a)(19) of the Act, have given due consideration to all factors relevant to the form, amount and apportionment of recoveries and premium on the Joint Insured Bond, and the Boards have approved the term and amount of the Joint

Insured Bond, the portion of the premium payable by each party, and the manner in which recovery on the Joint Insured Bond, if any, shall be shared by and among the parties as set forth below in this

Agreement; and

WHEREAS, the Funds, Vanguard and VMC now desire to enter into this Agreement as required by Rule 17g-1(f) of the Act to establish the manner in which recovery on the Joint Insured

Bond, if any, shall be shared.

NOW, THEREFORE, IT IS HEREBY AGREED by and among the parties as follows:

1. ALLOCATION OF PREMIUMS

The annual premium shall be allocated among the Funds, based on relative net assets, in accordance with a Board-approved methodology, and expensed monthly over the term of the Joint Insured

Bond.

2. ALLOCATION OF RECOVERIES

A. In the event of a separate loss or losses under the Joint Insured Bond, the party suffering a loss or losses shall be entitled to be indemnified up to the full amount of the Joint Insured Bond.

B. If more than one party is damaged in a single loss or occurrence for which recovery is received under the Joint Insured Bond, each such party shall receive that portion of the recovery which represents the loss sustained by that party, unless the recovery is inadequate to fully indemnify each party sustaining a loss.

C. If the recovery is inadequate to fully indemnify each party sustaining a loss, the recovery shall be allocated among the parties as follows:

(i) Each party sustaining a loss shall be allocated an amount equal to the lesser of its actual loss or at least equal to the amount which it would have received had it provided and maintained a single insured bond with the minimum coverage as set forth in Exhibit A as attached.

(ii) The remaining portion of the recovery shall be allocated to each party sustaining a loss not fully indemnified by the allocation under subparagraph (i) above, in ratio of the premium paid by each such party to the premium paid by all parties.

3. BOND COVERAGE REQUIRED

Each party has determined the minimum amount of fidelity bond coverage deemed appropriate to be maintained. This amount is set forth in Exhibit A and each Fund represents and warrants to each of the other parties that the minimum amount of coverage required by Rule 17g-1(d)(1) is not more than reflected in Exhibit A. Each Fund further agrees that its minimum coverage shall not be less than the minimum coverage required by Rule 17g-1(d)(1).

4. This Agreement shall apply to the present fidelity bond coverage and any renewal or replacement thereof and shall continue until terminated by any party that provides 60 days’ written notice to the other parties.

5. Any dispute arising under this Agreement shall be submitted to arbitration under the Rules of the American Arbitration Association and the decision rendered therein shall be final and binding upon the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed on their behalf by their duly authorized officers as of the date first written above.

VANGUARD ADMIRAL FUNDS
VANGUARD BOND INDEX FUNDS
VANGUARD CALIFORNIA TAX-FREE FUNDS
VANGUARD CHARLOTTE FUNDS
VANGUARD CHESTER FUNDS
VANGUARD CMT FUNDS
VANGUARD CONVERTIBLE SECURITIES FUND
VANGUARD EXPLORER FUND
VANGUARD FENWAY FUNDS
VANGUARD FIXED INCOME SECURITIES FUNDS
VANGUARD HORIZON FUNDS
VANGUARD INDEX FUNDS
VANGUARD INSTITUTIONAL INDEX FUNDS
VANGUARD INTERNATIONAL EQUITY INDEX FUNDS
VANGUARD MALVERN FUNDS
VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
VANGUARD MONEY MARKET RESERVES
VANGUARD MONTGOMERY FUNDS
VANGUARD MORGAN GROWTH FUND
VANGUARD MUNICIPAL BOND FUNDS
VANGUARD NEW JERSEY TAX-FREE FUNDS
VANGUARD NEW YORK TAX-FREE FUNDS
VANGUARD OHIO TAX-FREE FUNDS
VANGUARD PENNSYLVANIA TAX-FREE FUNDS
VANGUARD QUANTITATIVE FUNDS
VANGUARD SCOTTSDALE FUNDS
VANGUARD SPECIALIZED FUNDS
VANGUARD STAR FUNDS
VANGUARD TAX-MANAGED FUNDS
VANGUARD TRUSTEES’ EQUITY FUNDS
VANGUARD VARIABLE INSURANCE FUNDS
VANGUARD VALLEY FORGE FUNDS
VANGUARD WELLESLEY INCOME FUND
VANGUARD WELLINGTON FUND
VANGUARD WHITEHALL FUNDS
VANGUARD WINDSOR FUNDS
VANGUARD WORLD FUND

By:	/s/ Heidi Stam
Heidi Stam, Secretary

Attest:	/s/ Laura J. Merianos
Laura J. Merianos, Assistant Secretary

THE VANGUARD GROUP, INC.

By:	/s/ Heidi Stam
Heidi Stam, Managing Director, General Counsel, and
Secretary

Attest:	/s/ Michael L. Kimmel
Michael L. Kimmel, Assistant Secretary

VANGUARD MARKETING CORPORATION

By:	/s/ Heidi Stam
Heidi Stam, Senior Vice President

Attest:	/s/ Michael L. Kimmel
Michael L. Kimmel, Assistant Secretary

EXHIBIT A

Rule 17g-1
Minimum Bond Requirements

As of 5/31/2016

		Bond
Fund/Portfolio Name	Net Assets	Requirement

Vanguard Admiral Funds
Vanguard S&P 500 Growth Index Fund	897,988,164	1,000,000
Vanguard S&P 500 Value Index Fund	399,658,245	750,000
Vanguard S&P Mid-Cap 400 Growth Index Fund	627,822,891	900,000
Vanguard S&P Mid-Cap 400 Index Fund	1,238,759,489	1,250,000
Vanguard S&P Mid-Cap 400 Value Index Fund	507,388,447	900,000
Vanguard S&P Small-Cap 600 Growth Index Fund	120,674,603	525,000
Vanguard S&P Small-Cap 600 Index Fund	561,953,337	900,000
Vanguard S&P Small-Cap 600 Value Index Fund	134,156,417	525,000
Vanguard Treasury Money Market Fund	10,161,798,834	2,500,000
Vanguard Bond Index Funds
Vanguard Inflation-Protected Securities Fund	23,788,558,180	2,500,000
Vanguard Intermediate-Term Bond Index Fund	26,187,753,776	2,500,000
Vanguard Long-Term Bond Index Fund	9,615,485,299	2,500,000
Vanguard Short-Term Bond Index Fund	44,992,361,153	2,500,000
Vanguard Total Bond Market Index Fund	163,287,877,254	2,500,000
Vanguard Total Bond Market II Index Fund	99,154,225,604	2,500,000
Vanguard California Tax-Free Funds
Vanguard California Intermediate-Term Tax-Exempt Fund	11,599,008,772	2,500,000
Vanguard California Long-Term Tax-Exempt Fund	3,673,874,735	2,300,000
Vanguard California Tax-Exempt Money Market Fund	3,223,804,470	2,100,000
Vanguard Charlotte Funds	58,608,344,318	2,500,000
Vanguard Chester Funds
Vanguard Institutional Target Retirement Income Fund	1,787,751,829	1,500,000
Vanguard Institutional Target Retirement 2010 Fund	1,568,995,255	1,500,000
Vanguard Institutional Target Retirement 2015 Fund	5,378,061,367	2,500,000
Vanguard Institutional Target Retirement 2020 Fund	9,788,476,301	2,500,000
Vanguard Institutional Target Retirement 2025 Fund	11,377,868,198	2,500,000
Vanguard Institutional Target Retirement 2030 Fund	9,526,225,402	2,500,000
Vanguard Institutional Target Retirement 2035 Fund	8,896,862,664	2,500,000
Vanguard Institutional Target Retirement 2040 Fund	7,147,343,442	2,500,000
Vanguard Institutional Target Retirement 2045 Fund	5,631,582,248	2,500,000
Vanguard Institutional Target Retirement 2050 Fund	3,353,047,133	2,100,000
Vanguard Institutional Target Retirement 2055 Fund	1,102,824,848	1,250,000
Vanguard Institutional Target Retirement 2060 Fund	249,999,412	600,000

Vanguard PRIMECAP Fund	46,227,553,522	2,500,000
Vanguard Target Retirement Income Fund	10,426,824,141	2,500,000
Vanguard Target Retirement 2010 Fund	5,746,823,642	2,500,000
Vanguard Target Retirement 2015 Fund	17,415,437,809	2,500,000
Vanguard Target Retirement 2020 Fund	26,560,903,642	2,500,000
Vanguard Target Retirement 2025 Fund	30,439,178,451	2,500,000
Vanguard Target Retirement 2030 Fund	23,592,414,841	2,500,000
Vanguard Target Retirement 2035 Fund	23,411,405,615	2,500,000
Vanguard Target Retirement 2040 Fund	16,368,996,255	2,500,000
Vanguard Target Retirement 2045 Fund	15,096,026,242	2,500,000
Vanguard Target Retirement 2050 Fund	8,863,345,972	2,500,000
Vanguard Target Retirement 2055 Fund	2,967,661,213	1,900,000
Vanguard Target Retirement 2060 Fund	991,674,600	1,000,000
Vanguard CMT Funds
Vanguard Market Liquidity Fund	51,702,550,183	2,500,000
Vanguard Municipal Cash Management Fund	3,224,821,768	2,100,000
Vanguard Convertible Securities Fund	1,518,371,088	1,500,000
Vanguard Explorer Fund	10,924,571,555	2,500,000
Vanguard Fenway Funds
Vanguard Equity Income Fund	21,431,170,921	2,500,000
Vanguard PRIMECAP Core Fund	8,091,401,228	2,500,000
Vanguard Fixed Income Securities Funds
Vanguard GNMA Fund	26,538,100,185	2,500,000
Vanguard High-Yield Corporate Fund	18,524,554,440	2,500,000
Vanguard Intermediate-Term Investment-Grade Fund	25,738,047,600	2,500,000
Vanguard Intermediate-Term Treasury Fund	6,673,682,635	2,500,000
Vanguard Long-Term Investment-Grade Fund	14,733,707,989	2,500,000
Vanguard Long-Term Treasury Fund	3,932,065,270	2,300,000
Vanguard Short-Term Federal Fund	5,488,282,454	2,500,000
Vanguard Short-Term Investment-Grade Fund	55,094,629,312	2,500,000
Vanguard Short-Term Treasury Fund	7,461,458,435	2,500,000
Vanguard Ultra-Short-Term Bond Fund	693,467,901	900,000
Vanguard Horizon Funds
Vanguard Capital Opportunity Fund	13,150,162,220	2,500,000
Vanguard Global Equity Fund	4,328,168,380	2,500,000
Vanguard Strategic Equity Fund	5,799,310,041	2,500,000
Vanguard Strategic Small-Cap Equity Fund	1,249,929,441	1,250,000
Vanguard Index Funds
Vanguard 500 Index Fund	234,264,818,649	2,500,000
Vanguard Extended Market Index Fund	44,466,545,801	2,500,000
Vanguard Growth Index Fund	50,586,786,297	2,500,000
Vanguard Large-Cap Index Fund	12,297,811,284	2,500,000
Vanguard Mid-Cap Growth Index Fund	7,354,189,607	2,500,000
Vanguard Mid-Cap Index Fund	68,967,325,851	2,500,000
Vanguard Mid-Cap Value Index Fund	10,247,995,323	2,500,000
Vanguard Small-Cap Growth Index Fund	15,211,941,780	2,500,000
Vanguard Small-Cap Index Fund	57,891,877,965	2,500,000

Vanguard Small-Cap Value Index Fund	18,745,915,129	2,500,000
Vanguard Total Stock Market Index Fund	434,110,985,410	2,500,000
Vanguard Value Index Fund	41,642,041,060	2,500,000
Vanguard Institutional Index Funds
Vanguard Institutional Index Fund	204,533,223,571	2,500,000
Vanguard Institutional Total Stock Market Index Fund	40,715,770,844	2,500,000
Vanguard International Equity Index Funds
Vanguard Emerging Markets Stock Index Fund	50,736,133,085	2,500,000
Vanguard European Stock Index Fund	19,023,943,829	2,500,000
Vanguard FTSE All-World Ex-US Index Fund	23,647,311,448	2,500,000
Vanguard FTSE All-World Ex-US Small-Cap Index Fund	3,231,831,852	2,100,000
Vanguard Global ex-U.S. Real Estate Index Fund	3,980,885,807	2,300,000
Vanguard Pacific Stock Index Fund	5,296,997,702	2,500,000
Vanguard Total World Stock Index Fund	8,264,905,881	2,500,000
Vanguard Malvern Funds
Vanguard Capital Value Fund	974,200,959	1,000,000
Vanguard Core Bond Fund	515,476,737	900,000
Vanguard Emerging Markets Bond Fund	10,397,317	200,000
Vanguard Institutional Intermediate-Term Bond Fund	8,763,333,323	2,500,000
Vanguard Institutional Short-Term Bond Fund	10,336,226,658	2,500,000
Vanguard Short-Term Inflation-Protected Securities Index Fund	14,931,183,350	2,500,000
Vanguard U.S. Value Fund	1,362,679,732	1,250,000
Vanguard Massachusetts Tax-Exempt Funds
Vanguard Massachusetts Tax-Exempt Fund	1,468,861,824	1,250,000
Vanguard Money Market Reserves
Vanguard Federal Money Market Fund	14,204,288,098	2,500,000
Vanguard Prime Money Market Fund	134,398,494,453	2,500,000
Vanguard Montgomery Funds
Vanguard Market Neutral Fund	1,702,133,997	1,500,000
Vanguard Morgan Growth Fund	11,153,653,073	2,500,000
Vanguard Municipal Bond Funds	10,479,548,739	2,500,000
Vanguard High-Yield Tax-Exempt Fund	50,475,866,679	2,500,000
Vanguard Intermediate-Term Tax-Exempt Fund	22,593,388,984	2,500,000
Vanguard Limited-Term Tax-Exempt Fund	10,002,699,673	2,500,000
Vanguard Long-Term Tax-Exempt Fund	12,504,405,088	2,500,000
Vanguard Short-Term Tax-Exempt Fund	10,479,548,739	2,500,000
Vanguard Tax-Exempt Bond Index Fund	370,791,259	750,000
Vanguard Tax-Exempt Money Market Fund	16,690,588,955	2,500,000
Vanguard New Jersey Tax-Free Funds
Vanguard New Jersey Long-Term Tax-Exempt Fund	2,106,335,995	1,700,000
Vanguard New Jersey Tax-Exempt Money Market Fund	1,280,009,920	1,250,000
Vanguard New York Tax-Free Funds
Vanguard New York Long-Term Tax-Exempt Fund	4,409,991,371	2,500,000
Vanguard New York Tax-Exempt Money Market Fund	2,026,244,419	1,700,000
Vanguard Ohio Tax-Free Funds
Vanguard Ohio Long-Term Tax-Exempt Fund	1,152,078,738	1,250,000
Vanguard Ohio Tax- Exempt Money Market Fund	423,869,060	750,000

Vanguard Pennsylvania Tax-Free Funds
Vanguard Pennsylvania Long-Term Tax-Exempt Fund	3,510,103,816	2,300,000
Vanguard Pennsylvania Tax- Exempt Money Market Fund	1,965,340,457	1,500,000
Vanguard Quantitative Funds
Vanguard Growth and Income Fund	6,401,406,751	2,500,000
Vanguard Structured Broad Market Fund	557,007,583	900,000
Vanguard Structured Large-Cap Equity Fund	551,605,474	900,000
Vanguard Scottsdale Funds
Vanguard Explorer Value Fund	317,699,278	750,000
Vanguard Intermediate-Term Corporate Bond Index Fund	9,708,004,836	2,500,000
Vanguard Intermediate-Term Government Bond Index Fund	1,586,637,945	1,500,000
Vanguard Long-Term Corporate Bond Index Fund	1,673,585,893	1,500,000
Vanguard Long-Term Government Bond Index Fund	949,814,037	1,000,000
Vanguard Mortgage-Backed Securities Index Fund	2,904,457,745	1,900,000
Vanguard Russell 1000 Growth Index Fund	2,504,637,190	1,900,000
Vanguard Russell 1000 Index Fund	2,067,074,785	1,700,000
Vanguard Russell 1000 Value Index Fund	1,896,322,027	1,500,000
Vanguard Russell 2000 Growth Index Fund	333,138,615	750,000
Vanguard Russell 2000 Index Fund	991,481,960	1,000,000
Vanguard Russell 2000 Value Index Fund	190,569,198	600,000
Vanguard Russell 3000 Index Fund	1,008,936,826	1,250,000
Vanguard Short-Term Corporate Bond Index Fund	14,913,752,763	2,500,000
Vanguard Short-Term Government Bond Index Fund	1,304,595,904	1,250,000
Vanguard Specialized Funds
Vanguard Dividend Appreciation Index Fund	25,437,885,544	2,500,000
Vanguard Dividend Growth Fund	29,620,328,920	2,500,000
Vanguard Energy Fund	9,793,595,085	2,500,000
Vanguard Health Care Fund	48,890,796,202	2,500,000
Vanguard Precious Metals and Mining Fund	2,276,840,680	1,700,000
Vanguard REIT Index Fund	58,522,963,640	2,500,000
Vanguard STAR Funds
Vanguard LifeStrategy Conservative Growth Fund	7,830,923,946	2,500,000
Vanguard LifeStrategy Growth Fund	11,512,120,868	2,500,000
Vanguard LifeStrategy Income Fund	3,569,189,054	2,300,000
Vanguard LifeStrategy Moderate Growth Fund	12,586,235,689	2,500,000
Vanguard STAR Fund	18,589,560,871	2,500,000
Vanguard Total International Stock Index Fund	205,984,271,576	2,500,000
Vanguard Tax-Managed Funds
Vanguard Developed Markets Index Fund	58,705,081,378	2,500,000
Vanguard Tax-Managed Balanced Fund	2,807,649,524	1,900,000
Vanguard Tax-Managed Capital Appreciation Fund	6,817,032,963	2,500,000
Vanguard Tax-Managed Small-Cap Fund	4,000,911,568	2,500,000
Vanguard Trustees' Equity Fund
Vanguard Alternative Strategies Fund	177,247,878	600,000
Vanguard Diversified Equity Fund	1,337,222,610	1,250,000
Vanguard Emerging Markets Select Stock Index Fund	7,666,305,643	2,500,000
Vanguard International Value Fund	258,575,729	750,000

Vanguard Valley Forge Funds
Vanguard Balanced Index Fund	27,933,784,443	2,500,000
Vanguard Managed Payout Fund	1,616,606,542	1,500,000
Vanguard Variable Insurance Fund
Vanguard Balanced Portfolio	2,389,403,679	1,700,000
Vanguard Capital Growth Portfolio	878,982,347	1,000,000
Vanguard Conservative Allocation Portfolio	220,982,702	600,000
Vanguard Diversified Value Portfolio	1,077,635,458	1,250,000
Vanguard Equity Income Portfolio	1,049,180,994	1,250,000
Vanguard Equity Index Portfolio	4,120,162,221	2,500,000
Vanguard Growth Portfolio	458,754,216	750,000
Vanguard High Yield Bond Portfolio	554,936,028	900,000
Vanguard International Portfolio	2,190,055,331	1,700,000
Vanguard Mid-Cap Index Portfolio	1,401,601,489	1,250,000
Vanguard Moderate Allocation Portfolio	272,551,314	750,000
Vanguard Money Market Portfolio	1,226,973,126	1,250,000
Vanguard REIT Index Portfolio	1,044,672,845	1,250,000
Vanguard Short-Term Investment-Grade Portfolio	1,339,423,052	1,250,000
Vanguard Small Company Growth Portfolio	1,229,462,252	1,250,000
Vanguard Total Bond Market Index Portfolio	3,014,850,002	2,100,000
Vanguard Total Stock Market Index Portfolio	1,749,834,995	1,500,000
Vanguard Wellesley Income Fund	45,864,428,774	2,500,000
Vanguard Wellington Fund	89,892,130,501	2,500,000
Vanguard Whitehall Funds
Vanguard Emerging Markets Government Bond Index Fund	881,056,424	1,000,000
Vanguard Global Minimum Volatility Fund	1,559,591,656	1,500,000
Vanguard High Dividend Yield Index Fund	19,012,678,440	2,500,000
Vanguard International Dividend Appreciation Index Fund	69,884,966	400,000
Vanguard International Explorer Fund	3,010,740,270	2,100,000
Vanguard International High Dividend Yield Index Fund	61,032,761	400,000
Vanguard Mid-Cap Growth Fund	4,263,368,673	2,500,000
Vanguard Selected Value Fund	9,042,576,738	2,500,000
Vanguard Windsor Funds
Vanguard Windsor Fund	16,782,768,560	2,500,000
Vanguard Windsor II Fund	45,719,793,785	2,500,000

Vanguard World Fund
Vanguard Consumer Discretionary Index Fund	1,992,001,085	1,500,000
Vanguard Consumer Staples Index Fund	3,734,925,308	2,300,000
Vanguard Energy Index Fund	4,657,620,055	2,500,000
Vanguard Extended Duration Treasury Index Fund	1,369,306,685	1,250,000
Vanguard FTSE Social Index Fund	2,180,142,934	1,700,000
Vanguard Financials Index Fund	3,687,961,969	2,300,000
Vanguard Health Care Index Fund	6,328,355,842	2,500,000
Vanguard Industrials Index Fund	2,210,942,309	1,700,000
Vanguard Information Technology Index Fund	8,998,350,706	2,500,000
Vanguard International Growth Fund	21,281,698,095	2,500,000
Vanguard Materials Index Fund	1,472,553,577	1,250,000
Vanguard Mega Cap Growth Index Fund	2,156,259,662	1,700,000
Vanguard Mega Cap Index Fund	1,190,009,952	1,250,000
Vanguard Mega Cap Value Index Fund	1,434,859,941	1,250,000
Vanguard Telecommunication Services Index Fund	1,532,527,449	1,500,000
Vanguard U.S. Growth Fund	6,863,613,595	2,500,000
Vanguard Utilities Index Fund	2,946,029,223	1,900,000

TOTALS	3,664,241,193,076	386,400,000